ADVISORSHARES Q DYNAMIC GROWTH ETF
Schedule of Investments
September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 97.0%

Equity Fund – 97.0%
Invesco QQQ Trust Series 1(a)	47,204	$12,615,741
iShares Core S&P Small-Cap ETF	14,081	1,227,722
iShares Russell 2000 Growth ETF	6,360	1,313,912
iShares US Technology ETF	74,411	5,459,535
Technology Select Sector SPDR Fund	81,242	9,649,925
Vanguard Real Estate ETF	13,000	1,042,210
Vanguard Total Stock Market ETF	912	163,677

Total Exchange Traded Funds
(Cost $42,529,825)		31,472,722

MONEY MARKET FUND – 3.1%
Fidelity Investments Money Market Government Portfolio – Class I, 2.74%(b)
(Cost $1,008,630)	1,008,630	1,008,630

REPURCHASE AGREEMENTS – 29.6%(c)
BofA Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $2,236,919, (collateralized by various U.S. Government Agency Obligations, 2.00%-6.00%, 7/1/50-9/1/52, totaling $2,281,078)	$2,236,351	2,236,351
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 3.05%, total to be received $2,236,919, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/4/22-9/20/52, totaling $2,281,078)	2,236,351	2,236,351
HSBC Securities USA, Inc., dated 09/30/22, due 10/03/22, 2.96%, total to be received $2,236,903, (collateralized by various U.S. Government Agency Obligations, 2.00%-5.50%, 11/20/33-9/20/52, totaling $2,281,078)	2,236,351	2,236,351
JP Morgan Securities LLC, dated 09/30/22, due 10/03/22, 2.97%, total to be received $662,127, (collateralized by various U.S. Government Agency Obligations, 0.25%-3.88%, 9/30/23-9/30/29, totaling $675,202)	661,963	661,963
RBC Dominion Securities, Inc., dated 09/30/22, due 10/03/22, 3.04%, total to be received $2,236,918, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.00%, 8/15/25-8/20/52, totaling $2,281,078)	2,236,351	2,236,351

Total Repurchase Agreements
(Cost $9,607,367)		9,607,367

Total Investments – 129.7%
(Cost $53,145,822)		42,088,719
Liabilities in Excess of Other Assets – (29.7%)		(9,631,873)
Net Assets – 100.0%		$32,456,846

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $9,241,584; the aggregate market value of the collateral held by the fund is $9,607,367.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q DYNAMIC GROWTH ETF
Schedule of Investments (continued)
September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$31,472,722	$-	$-	$31,472,722
Money Market Fund	1,008,630	-	-	1,008,630
Repurchase Agreements	-	9,607,367	-	9,607,367
Total	$32,481,352	$9,607,367	$-	$42,088,719

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	97.0%
Money Market Fund	3.1
Repurchase Agreements	29.6
Total Investments	129.7
Liabilities in Excess of Other Assets	(29.7)
Net Assets	100.0%